PANORAMA SERIES FUND, INC.
Growth Portfolio

Supplement dated February 3, 2012 to the Prospectus dated April 29, 2011 and to
Statement of Additional Information dated April 29, 2011

This supplement amends the Prospectus and Statement of Additional Information both dated April 29, 2011 of the Growth Portfolio, a series of Panorama Series Fund, Inc. (the “Portfolio”) by adding the following:

The Board of Directors of Panorama Series Fund, Inc. , has determined that it is in the best interest of the Portfolio’s shareholders that the Portfolio reorganize with and into Oppenheimer Main Street Fund/VA (“Main Street Fund/VA”), a series of Oppenheimer Variable Accounts Funds. The Board unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to be entered into between the Portfolio and Main Street Fund/VA, whereby Main Street Fund/VA will acquire substantially all of the assets and assume certain liabilities of the Portfolio in exchange for newly-issued shares of Main Street Fund/VA (the “Reorganization”). If the Reorganization takes place, Portfolio shareholders will receive Non-Service shares of Main Street Fund/VA equal in value to the value of the net assets of the shares of the Portfolio they hold immediately prior to the Reorganization. The shares of Main Street Fund/VA to be received by shareholders of the Portfolio will be issued at net asset value without a sales charge. The Reorganization is expected to be tax-free for both the Portfolio and Main Street Fund/VA and their respective shareholders. Following the Reorganization, the Portfolio will liquidate and dissolve.

The Reorganization is conditioned upon, among other things, approval by the Portfolio’s shareholders. Shareholders of record, as of February 3, 2012, will be entitled to vote on the Reorganization and will receive a combined proxy statement and prospectus describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be distributed to shareholders of record on or about March 27, 2012. The anticipated date for the shareholder meeting is on or about April 20, 2012. If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about April 27, 2012.

February 3, 2012

PS0608.008